EXHIBIT 32.1

DEEP GREEN WASTE & RECYCLING, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED

PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY

ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Deep Green Waste & Recycling, Inc. (the “Company”), each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 1, 2023	/s/ Bill Edmonds
Bill Edmonds
Chief Executive Officer
(Principal Executive Officer)

Date: September 1, 2023	/s/ Bill Edmonds
Bill Edmonds
Chief Financial Officer
(Principal Financial Officer)